EXHIBIT 10.10

                        EAST CENTRAL AREA
                    RELIABILITY COORDINATION
                            AGREEMENT

                      Dated August 1, 1967

     (Superseding East Central Area Reliability Coordination
                Agreement dated January 14, 1967)

                               and

                     SUPPLEMENTAL AGREEMENTS

                            CONTENTS

      East Central Area Reliability Coordination Agreement

Article                                                       Page
 1   Purpose of Agreement                                       1
 2   Executive Board                                            1
 3   Coordination Review Committee                              2
 4   Advisory Panels                                            3
 5   Executive Manager                                          4
 6   Inter-Area Coordination                                    4
 7   Term                                                       5
 8   General                                                    5
 9   Assignment                                                 5
10   Additional Arrangements                                    5
11   Regulation                                                 6

   Supplemental Agreements of October 20, 1967; April 7, 1970;
       October 13, 1981; June 1, 1990; November 12, 1992;
                        September 1, 1993

Article                                                       Page
 1   Consumers and Detroit Edison Become Members               10
 1   Liaison Committee                                         14
     (Superseded by Supplemental Agreement for
     Associate Membership)
 1   Hoosier Energy Becomes a Member                           19
 1   Big Rivers Becomes a Member                               23
 1   Supplemental Agreement for Associate Membership           27
     Exhibit 1 - ECAR Membership Requirements                  33
 1   Indiana Municipal Power Agency Becomes a Member           36

     EAST CENTRAL AREA RELIABILITY COORDINATION AGREEMENT, dated August 1, 1967, among APPALACHIAN POWER COMPANY, THE CINCINNATI GAS & ELECTRIC COMPANY, THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY, THE DAYTON POWER AND LIGHT COMPANY, DUQUESNE LIGHT COMPANY, EAST KENTUCKY RURAL ELECTRIC COOPERATIVE CORPORATION, INDIANA & MICHIGAN ELECTRIC COMPANY, INDIANA-KENTUCKY ELECTRIC CORPORATION ("IKEC"), INDIANAPOLIS POWER & LIGHT COMPANY, KENTUCKY POWER COMPANY, KENTUCKY UTILITIES COMPANY, LOUISVILLE GAS AND ELECTRIC COMPANY, MONONGAHELA POWER COMPANY, NORTHERN INDIANA PUBLIC SERVICE COMPANY, OHIO EDISON COMPANY, OHIO POWER COMPANY, OHIO VALLEY ELECTRIC CORPORATION ("OVEC"), PENNSYLVANIA POWER COMPANY, THE POTOMAC EDISON COMPANY, PUBLIC SERVICE COMPANY OF INDIANA, INC., SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, THE TOLEDO EDISON COMPANY, and WEST PENN POWER COMPANY,

                           WITNESSETH:

     0.01 Each of the parties owns an electric utility system engaged in the generation, transmission, and sale of electric power and energy in the East Central Area of the United States. They are hereinafter referred to collectively as the "ECA Companies."

     0.02 The systems of the ECA Companies are interconnected directly or indirectly and are operated in synchronism pursuant to a number of separate agreements among two or more of such companies.

     0.03 The parties recognize that while many of the benefits of interconnected operation have accrued to each of them under existing agreements, the primary objective of bulk power supply reliability can be effectively achieved only among a manageable number of electric systems within a major area of reasonable geographical boundaries, in this instance the systems within the East Central Area, and through the mechanism of a well-defined organization with agreed-upon procedures for implementing this objective.

                            ARTICLE 1

                      Purpose of Agreement

     1.01 The purpose of this Agreement is further to augment reliability of the parties' bulk power supply through coordination of the parties' planning and operation of their generation and transmission facilities.

                            ARTICLE 2

                         Executive Board

     2.01 Each party by written notice to the others shall designate, and may change at any time, a person to act as its member on a group to be known as the Executive Board. OVEC and IKEC shall be represented by the same person. Other affiliated parties comprising single systems likewise shall be represented in each instance by the same person. Each party's member shall have authority to act for it in the administration of all matters pertaining to this Agreement and to perform such other duties as are hereinafter specified. The initial members of the Executive Board shall be appointed within fifteen days after the execution of this Agreement. Each member of the Executive Board, at any time, designate an alternate to act for him.

     2.02 The members of the Executive Board periodically will select one of their number to serve as Chairman, and one as Vice Chairman, each for a term not to exceed three years.

     2.03 The members of the Executive Board shall meet quarterly and from time to time as required to carry out their duties. Meetings shall be called by the Chairman on his own initiative or upon request of two or more members of the Board. As far in advance of each meeting as practicable an agenda therefor shall be distributed to each member.

     2.04 The Executive Board shall establish, within one year after the execution of this Agreement and thereafter periodically review, principles and procedures with respect to matters affecting the reliability of bulk power supply, including, but not limited to, minimum installed capacity and spinning reserves to be provided by each party by ownership or contract, the distribution of spinning reserves, coordination of generation and transmission maintenance, emergency measures, communications, protection, and the evaluation and simulated testing of systems' performance. The Executive Board shall from time to time establish and periodically review such other principles and procedures as it may deem necessary for the purpose of this Agreement as set forth in Article 1.

     2.05 Decisions of the Executive Board in any calendar year shall require the affirmative votes of members, or their alternates, representing parties to this Agreement whose non-coincident peak loads for the previous calendar year aggregated at least 95 percent of the total of such loads of all parties to this Agreement.

     2.06 The expenses of each member of the Executive Board and his alternate shall be borne by the party or parties he represents. Any other expenses of the Executive Board shall be shared as agreed upon by the Board.

                            ARTICLE 3

                  Coordination Review Committee

     3.01 Each party by written notice to the Executive Board shall designate, and may change at any time, a person to act as its member on a group to be known as the Coordination Review Committee. OVEC and IKEC shall be represented by the same person. Other affiliated parties comprising single systems likewise shall be represented in each instance by the same person. The initial members of the Coordination Review Committee shall be appointed within thirty days after the execution of this Agreement. Each member of the Coordination Review Committee may, at any time, designate an alternate to act for him.

     3.02 The Executive Board periodically will select a member of the Coordination Review Committee to serve as Chairman, and one as Vice Chairman, of such Committee. The term of any Chairman, unless otherwise agreed to by the Executive Board, shall not exceed three years.

     3.03 The Coordination Review Committee shall schedule a meeting for each calendar month and its members shall otherwise communicate with one another as required to carry out their duties. Meetings shall be called by the Chairman on his own initiative or upon request of two or more members of the Committee.

     3.04 The Coordination Review Committee shall on a continuing basis:

          (1) make recommendations to, and otherwise advise, the Executive Board with respect to the principles and procedures to be established by it pursuant to Section 2.04;

          (2) in conjunction with each party, review and evaluate such party's planning for generation and transmission facilities and other matters relevant to the reliability of the ECA Companies' bulk power supply; and

          (3) perform studies and investigations concerning over-all adequacy of transmission facilities, generation reserves, and operating practices and procedures and make recommendations to the Executive Board with respect thereto.

     3.05 To enable the Coordination Review Committee to carry out its duties, the parties shall furnish said Committee such studies and data as it shall reasonably request, including but not limited to, technical studies of system performance under normal and abnormal conditions or under contingencies which would endanger service to major portions of the area served by ECA Companies, and data on current and projected loads, system equipment capabilities, capability margins, spinning reserves, relay settings controlling major facilities, communications facilities, recording facilities and instructions to operating personnel. Except as otherwise authorized by the Executive Board, such studies and data shall be used solely for the purpose of carrying out the terms of this Agreement.

     3.06 Committee recommendations pursuant to Sections 3.04(1) and
(3) shall be adopted, and other Committee action taken, by a two-thirds vote of the members. Dissenters may submit minority reports.

     3.07 The expenses of each member of the Coordination Review
Committee and his alternate shall be borne by the party or parties he represents. Any other expenses of the Committee shall be shared as agreed upon by the Executive Board.

                            ARTICLE 4

                         Advisory Panels

     4.01 The Coordination Review Committee shall from time to time appoint Advisory Panels of technical experts to assist the Committee in carrying out its duties. Within forty-five days after the execution of this Agreement, the Committee shall appoint a System Reliability Advisory Panel, a Generation Advisory Panel, a Transmission Advisory Panel, a Protection Advisory Panel, and an Operation Advisory Panel. Appointments to the Advisory Panels shall be subject to the approval of the Executive Board.

     4.02 Each Advisory Panel shall consist of not more than seven members. The Coordination Review Committee shall advise the parties in writing of the persons who are to act as members of each Advisory Panel. Each member of an Advisory Panel may, at any time, designate an alternate to act for him in the event of his incapacity.

     4.03 The Coordination Review Committee will select a member of each Panel to serve as Chairman of such Panel. The term of any Chairman, unless otherwise agreed to unanimously by the Coordination Review
Committee, shall not exceed three years.

     4.04 The specific duties of each Panel shall be determined by the Coordination Review Committee, and a written description thereof shall be furnished to each member of such Panel and to the Executive Board.

     4.05 The expenses of each member of an Advisory Panel shall be borne by the party by whom he is regularly employed. Any other expenses of a Panel shall be shared as agreed upon by the Executive Board.

                            ARTICLE 5

                        Executive Manager

     5.01 The Executive Board shall within forty-five days after the execution of this Agreement appoint an Executive Manager who under the direction of the Chairman of the Coordination Review Committee shall, on a full-time basis:

          (1) keep fully informed with respect to matters affecting bulk power reliability in the ECA Companies' area,

          (2) assist the ECA Companies in following and carrying out the principles and procedures established by the Executive Board pursuant to Section 2.04,

          (3) assist the Coordination Review Committee and its Advisory Panels by furnishing data and suggestions based on his observations of system performance and in general assist the Committee in carrying out its duties under Section 3.04,

          (4) collect, consolidate, analyze, and distribute studies and data pertinent to his responsibilities furnished the Coordination Review Committee pursuant to Section 3.05, and

          (5) perform such other duties as shall be set forth in a job description approved by the Executive Board.

     5.02 Quarters shall be provided for the Executive Manager and his staff at a place within the East Central Area to be selected by the Executive Board.

     5.03 The salaries and office expenses of the Executive Manager and his staff shall be shared as agreed upon by the Executive Board.

                            ARTICLE 6

                     Inter-Area Coordination

     6.01 The parties recognize that attainment of their objectives requires continued cooperation between them and other companies outside the East Central Area and particularly cooperation between the parties hereto and companies outside the Area with whose systems they are directly interconnected. Accordingly, the ECA Companies will endeavor to bring about periodic reviews with coordinated areas contiguous to the East Central Area of generation and transmission expansion programs and systems performance to the end of further augmenting reliability of bulk power supply for all. In this connection, the parties will attempt to establish liaison arrangements between the Coordination Review Committee and authorized groups in coordinated areas contiguous with the East Central Area.

                            ARTICLE 7

                              Term

     7.01 This Agreement shall continue for five years from its date and thereafter until terminated by unanimous agreement of the parties, but any party to this Agreement may cease to be such by giving the others at least 30 days written notice of its intention. Any such party shall nevertheless continue to be liable for its share of expenses incurred prior to the end of the calendar year in which such notice is given.

                            ARTICLE 8

                             General

     8.01 No party shall be liable for the failure of any other party to perform its obligations hereunder.

     8.02 Each party shall retain sole control over its own facilities and the use thereof.

     8.03 This Agreement supersedes the East Central Area Reliability Coordination Agreement dated January 14, 1967, among all the parties hereto except East Kentucky Rural Electric Cooperative Corporation.

                            ARTICLE 9

                           Assignment

     9.01 Any party may assign this Agreement to a successor corporation acquiring its property and business substantially as an entirety, provided such successor corporation assumes all obligations of the assignor under this Agreement. Except as aforesaid, no party shall assign this Agreement without the prior written consent of the other parties.

                           ARTICLE 10

                     Additional Arrangements

     10.01 Each ECA Company will study the possibility of additional arrangements between its system and one or more systems of ECA Companies contiguous with its own that will contribute to achieving the objective of the parties to render reliable service and that will also contribute to operating economies to the fullest extent consistent with that objective. Such arrangements pertain, among other things, to such matters as ownership and operation of generation and transmission facilities, mutual assistance, and interchanges of electric capacity and energy for improvement of service and economy.

                           ARTICLE 11

                           Regulation

     11.01 This Agreement is subject to the approval of all regulatory authorities having jurisdiction in the premises.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed.

                    APPALACHIAN POWER COMPANY


                    DONALD C. COOK
                    PRESIDENT

                    THE CINCINNATI GAS & ELECTRIC COMPANY

                    WM. H. ZIMMER
                    PRESIDENT

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    K. H. RUDOLPH
                    PRESIDENT

                    COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY

                    J.L. MCNEALEY
                    PRESIDENT

                    THE DAYTON POWER AND LIGHT COMPANY

                    J.M. STUART
                    PRESIDENT

                    DUQUESNE LIGHT COMPANY

                    PHILIP A. FLEGER
                    CHAIRMAN

                    EAST KENTUCKY RURAL ELECTRIC COOPERATIVE
                    CORPORATION

                    ALEX B. VEECH
                    PRESIDENT

                    INDIANA & MICHIGAN ELECTRIC COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    PHILIP SPORN
                    PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    OTTIS T. FITZWATER
                    CHAIRMAN

                    KENTUCKY POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    KENTUCKY UTILITIES COMPANY

                    W.A. DUNCAN
                    PRESIDENT

                    LOUISVILLE GAS AND ELECTRIC COMPANY

                    B. HUDSON MILNER
                    PRESIDENT

                    MONONGAHELA POWER COMPANY

                    C.G. MCVEY
                    PRESIDENT

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    DEAN H. MITCHELL
                    CHAIRMAN

                    OHIO EDISON COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    OHIO POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    OHIO VALLEY ELECTRIC CORPORATION

                    PHILIP SPORN
                    PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    THE POTOMAC EDISON COMPANY

                    C.D. LYON
                    PRESIDENT

                    PUBLIC SERVICE COMPANY OF INDIANA, INC.

                    C.H. BLANCHAR
                    PRESIDENT

                    SOUTHERN INDIANA GAS AND ELECTRIC
                    COMPANY

                    A.B. BROWN
                    PRESIDENT

                    THE TOLEDO EDISON COMPANY

                    JOHN K. DAVIS
                    PRESIDENT

                    WEST PENN POWER COMPANY

                    R.G. MACDONALD
                    PRESIDENT

     SUPPLEMENTAL AGREEMENT, dated October 20, 1967, among the undersigned electric utility companies, supplementing the East Central Area Reliability Coordination Agreement, dated August 1, 1967, (the "ECAR Agreement") among the parties hereto other than CONSUMERS POWER COMPANY ("Consumers") and THE DETROIT EDISON COMPANY ("Detroit Edison"),

                           WITNESSETH:

     0.01 The systems of the parties to the ECAR Agreement and those of Consumers and Detroit Edison will be interconnected directly or indirectly and operated in synchronism pursuant to separate agreements among two or more of such companies upon the completion, scheduled for mid-1969, of facilities now under construction; and the performance of the Consumers and Detroit Edison systems will then have a significant effect on the reliability of the bulk power supply of the parties to the ECAR Agreement. In anticipation of this situation, the parties hereto desire that Consumers and Detroit Edison become parties to the ECAR Agreement as soon as possible.

                            ARTICLE I

     1.01 Consumers and Detroit Edison shall each become a party to the ECAR Agreement on November 1, 1967, and the provisions of the ECAR Agreement shall thereafter inure to the benefit of and be binding upon each of said companies.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed.

                    APPALACHIAN POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    THE CINCINNATI GAS & ELECTRIC
                    COMPANY

                    WM. H. ZIMMER
                    PRESIDENT

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    K.H. RUDOLPH
                    PRESIDENT

                    COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY

                    J.L. MCNEALEY
                    PRESIDENT

                    CONSUMERS POWER COMPANY

                    A.H. AYMOND
                    CHAIRMAN

                    THE DAYTON POWER AND LIGHT COMPANY

                    J.M. STUART
                    PRESIDENT

                    THE DETROIT EDISON COMPANY

                    WALKER L. CISLER
                    CHAIRMAN

                    DUQUESNE LIGHT COMPANY

                    PHILIP A. FLEGER
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    EAST KENTUCKY RURAL ELECTRIC COOPERATIVE
                    CORPORATION

                    ALEX B. VEECH
                    PRESIDENT

                    INDIANA & MICHIGAN ELECTRIC COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    DONALD C. COOK
                    PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    OTTIS T. FITZWATER
                    CHAIRMAN

                    KENTUCKY POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    KENTUCKY UTILITIES COMPANY

                    W.A. DUNCAN
                    PRESIDENT

                    LOUISVILLE GAS AND ELECTRIC COMPANY

                    B. HUDSON MILNER
                    PRESIDENT

                    MONONGAHELA POWER COMPANY

                    F.J. MCALARY
                    VICE PRESIDENT

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    DEAN H. MITCHELL
                    PRESIDENT

                    OHIO EDISON COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    OHIO POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    OHIO VALLEY ELECTRIC CORPORATION

                    DONALD C. COOK
                    PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    THE POTOMAC EDISON COMPANY

                    E.W. WILKINSON
                    VICE PRESIDENT

                    PUBLIC SERVICE COMPANY OF INDIANA, INC.

                    C.H. BLANCHAR
                    PRESIDENT

                    SOUTHERN INDIANA GAS AND ELECTRIC
                    COMPANY

                    A.B. BROWN
                    PRESIDENT

                    THE TOLEDO EDISON COMPANY

                    JOHN K. DAVIS
                    PRESIDENT

                    WEST PENN POWER COMPANY

                    CHARLES B. FINCH
                    VICE PRESIDENT

 [SUPERSEDED BY SUPPLEMENTAL AGREEMENT FOR ASSOCIATE MEMBERSHIP]

                          [SEE PAGE 27]

SUPPLEMENTAL AGREEMENT, dated April 7, 1970, among the undersigned electric utility companies, supplementing the East Central Area
Reliability Coordination Agreement, dated August 1, 1967, and
Supplemental Agreement dated October 20, 1967,

                           WITNESSETH:

     0.01 The Parties hereto desire to establish an ECAR Liaison Committee in the area covered by the ECAR Agreement for utilities which do not make a significant contribution to reliability of bulk power supply. The function of the Liaison Committee shall be to act as a means whereby other electric utilities within the area may inform the ECAR Executive Board of any and all matters of mutual interest and concern relating to the reliability of bulk power supply and be informed of plans, decisions, and activities of ECAR.

                            ARTICLE I

                        Liaison Committee

     1.01 The Parties to the ECAR Agreement in each state, namely:
Indiana, Kentucky, Maryland, Michigan, Ohio, Pennsylvania, West Virginia, and Virginia, shall by written notice to the ECAR Executive Board designate an official representative, and an alternate, and may change at any time by similar notice its member on a group to be known as the Liaison Committee. The initial eight such members of the Liaison Committee shall be appointed within 30 days after the execution of this Agreement.

     1.02 The Liaison Committee shall invite the respective electric municipal systems in each of said eight states to designate as a member of the Liaison Committee an official representative, and an alternate, who shall be administrators or operating heads of the organization(s) to be represented.

     1.03 The Liaison Committee shall invite the rural electric cooperative systems in each of said eight states to designate as a member of the Liaison Committee an official representative, and an alternate, who shall be administrators or operating heads of the organization(s) to be represented.

     1.04 The Liaison Committee established as above provided shall meet semi-annually at a date subsequent to the April and October meetings of the ECAR Executive Board.

     1.05 The Liaison Committee shall invite the Federal Power
Commission to send a representative to each such meeting, and shall also invite a representative from each state utility commission within the area covered by the ECAR Agreement.

     1.06 The expenses of each member of the Liaison Committee and his alternate shall be borne by the organization he represents.

     1.07 The Liaison Committee shall, subject to the approval of the ECAR Executive Board, establish committee organizational structure and operating procedures covering items such as selection of a chairman, term of office, method for defraying the Liaison Committee expenses, more detailed statement of the Committee's responsibilities and activities, and procedures for reporting to the ECAR Executive Board.

     1.08 Additional representatives of interest to the Liaison
Committee, if any, not exceeding eight, not hereinabove provided for shall be permitted upon receiving a majority vote of the Liaison
Committee.

IN WITNESS WHEREOF, the Parties hereto have caused this Supplemental Agreement to be duly executed.

                    APPALACHIAN POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    THE CINCINNATI GAS AND ELECTRIC
                    COMPANY

                    B. JOHN YEAGER
                    PRESIDENT

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    KARL H. RUDOLPH
                    PRESIDENT

                    COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY

                    J.L. MCNEALEY
                    PRESIDENT

                    CONSUMERS POWER COMPANY

                    A.H. AYMOND
                    CHAIRMAN

                    THE DAYTON POWER AND LIGHT COMPANY

                    K.G. OXLEY
                    PRESIDENT

                    THE DETROIT EDISON COMPANY

                    WALKER L. CISLER
                    CHAIRMAN

                    DUQUESNE LIGHT COMPANY

                    STANLEY G. SCHAFFER
                    PRESIDENT

                    EAST KENTUCKY RURAL ELECTRIC COOPERATIVE
                    CORPORATION

                    ALEX B. VEECH
                    PRESIDENT

                    INDIANA & MICHIGAN ELECTRIC COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    DONALD C. COOK
                    PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    O. T. FITZWATER
                    CHAIRMAN

                    KENTUCKY POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    KENTUCKY UTILITIES COMPANY

                    W.A. DUNCAN
                    PRESIDENT

                    LOUISVILLE GAS AND ELECTRIC COMPANY

                    B. HUDSON MILNER
                    PRESIDENT

                    MONONGAHELA POWER COMPANY

                    D.M. KAMMERT
                    PRESIDENT

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    DEAN H. MITCHELL
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    OHIO EDISON COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    OHIO POWER COMPANY

                    DONALD C. COOK
                    PRESIDENT

                    OHIO VALLEY ELECTRIC CORPORATION

                    DONALD C. COOK
                    PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    D. BRUCE MANSFIELD
                    PRESIDENT

                    THE POTOMAC EDISON COMPANY

                    D.M. KAMMERT
                    PRESIDENT

                    PUBLIC SERVICE COMPANY OF INDIANA, INC.

                    W.J. MATTHEWS
                    PRESIDENT

                    SOUTHERN INDIANA GAS AND ELECTRIC
                    COMPANY

                    D.W. VAUGHN
                    PRESIDENT

                    THE TOLEDO EDISON COMPANY

                    JOHN K. DAVIS
                    PRESIDENT

                    WEST PENN POWER COMPANY

                    D.M. KAMMERT
                    PRESIDENT

SUPPLEMENTAL AGREEMENT, dated October 13, 1981, among the undersigned electric utility companies supplementing the East Central Area
Reliability Coordination Agreement, dated August 1, 1967, the ("ECAR Agreement") among the parties hereto other than HOOSIER ENERGY RURAL ELECTRIC COOPERATIVE, INC. ("Hoosier Energy").

                           WITNESSETH:

     0.01 The systems of the parties to the ECAR Agreement and the system of Hoosier Energy are interconnected directly or indirectly and operate in synchronism pursuant to separate agreements among two or more of such companies. The recent completion of high voltage transmission ties to a system of an ECAR member and the placing in service, in October 1981, the first unit of a 900 MW power plant will then have a significant effect on the reliability of the bulk power supply of the parties to the ECAR Agreement. In anticipation of this situation, the parties hereto desire that Hoosier Energy become a party to the ECAR Agreement as soon as possible.

                            ARTICLE I

     1.01 Hoosier Energy shall become a party to the ECAR Agreement on January 1, 1982, and the provisions of the ECAR Agreement shall thereafter inure to the benefit of and be binding upon the said company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed.

                    APPALACHIAN POWER COMPANY

                    W.S. WHITE
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    THE CINCINNATI GAS & ELECTRIC
                    COMPANY

                    W.H. DICKHONER
                    PRESIDENT

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    ROBERT M. GINN
                    PRESIDENT

                    COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY

                    W.S. WHITE
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    CONSUMERS POWER COMPANY

                    J.W. REYNOLDS
                    EXECUTIVE VICE PRESIDENT

                    THE DAYTON POWER AND LIGHT COMPANY

                    ALLEN M. HILL
                    TREASURER

                    THE DETROIT EDISON COMPANY

                    C.M. HEIDEL
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    DUQUESNE LIGHT COMPANY

                    STANLEY G. SCHAFFER
                    PRESIDENT

                    EAST KENTUCKY POWER COOPERATIVE, INC.

                    DONALD R. NORRIS
                    PRESIDENT & GENERAL MANAGER

                    HOOSIER ENERGY RURAL ELECTRIC COOPERATIVE, INC.

                    VIRGIL E. PETERSON
                    EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER

                    INDIANA & MICHIGAN ELECTRIC COMPANY

                    W.S. WHITE
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    RALPH D. DUNLEVY
                    SENIOR VICE PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    ZANE G. TODD
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    KENTUCKY POWER COMPANY

                    W.S. WHITE
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    KENTUCKY UTILITIES COMPANY

                    W.B. BECHANAN
                    PRESIDENT

                    LOUISVILLE GAS AND ELECTRIC COMPANY

                    R.L. ROYER
                    PRESIDENT

                    MONONGAHELA POWER COMPANY

                    F.J. EPPICH
                    VICE PRESIDENT

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    EDMOND A. SCHROER
                    CHAIRMAN

                    OHIO EDISON COMPANY

                    J.T. ROGERS, JR.
                    PRESIDENT

                    OHIO POWER COMPANY

                    W.S. WHITE
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    OHIO VALLEY ELECTRIC CORPORATION

                    RALPH D. DUNLEVY
                    SENIOR VICE PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    J.T. ROGERS, JR.
                    CHAIRMAN

                    THE POTOMAC EDISON COMPANY

                    JOHN ADAMS
                    VICE PRESIDENT

                    PUBLIC SERVICE COMPANY OF INDIANA, INC.

                    DARRELL V. MENSCER
                    PRESIDENT

                    SOUTHERN INDIANA GAS AND ELECTRIC
                    COMPANY

                    NORMAN P. WAGNER
                    PRESIDENT

                    THE TOLEDO EDISON COMPANY

                    JOHN P. WILLIAMSON
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    WEST PENN POWER COMPANY

                    KLAUS BERGMAN
                    VICE PRESIDENT

     SUPPLEMENTAL AGREEMENT, dated June 1, 1990, among the undersigned electric utility companies supplementing the East Central Area
Reliability Coordination Agreement, dated August 1, 1967, (the "ECAR Agreement") among the parties hereto other than BIG RIVERS ELECTRIC CORPORATION ("Big Rivers").

                           WITNESSETH:

     0.01 The systems of the parties to the ECAR Agreement and the system of Big Rivers are interconnected directly or indirectly and operate in synchronism pursuant to separate agreements among two or more of such companies. The level of generating capacity and transmission lines operated by Big Rivers has a significant effect on the reliability of the bulk power supply of the parties to the ECAR Agreement. In recognition of this, the parties hereto desire that Big Rivers become a party to the ECAR Agreement as soon as possible.

                            ARTICLE I

     1.01 Big Rivers shall become a party to the ECAR Agreement on June 1, 1990, and the provisions of the ECAR Agreement shall thereafter inure to the benefit of and be binding upon the said company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed.

                    APPALACHIAN POWER COMPANY

                    W.S. WHITE, JR.
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    BIG RIVERS ELECTRIC CORPORATION

                    W.H. THORPE
                    GENERAL MANAGER

                    THE CINCINNATI GAS & ELECTRIC COMPANY

                    J.H. RANDOLPH
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    E.H. MAUGANS
                    VICE PRESIDENT

                    COLUMBUS & SOUTHERN POWER COMPANY(1)

                    W.S. WHITE, JR.
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    CONSUMERS POWER COMPANY

                    GORDON L. HEINS
                    SENIOR VICE PRESIDENT

                    THE DAYTON POWER & LIGHT COMPANY

                    ALLEN M. HILL
                    PRESIDENT AND CHIEF OPERATING OFFICER

                    THE DETROIT EDISON COMPANY

                    W.R. HOLLAND
                    SENIOR VICE PRESIDENT

                    DUQUESNE LIGHT COMPANY

                    G.R. BRANDENBERGER
                    VICE PRESIDENT

                    EAST KENTUCKY POWER COOPERATIVE, INC.(2)

                    DONALD R. NORRIS
                    PRESIDENT AND GENERAL MANAGER

                    HOOSIER ENERGY RURAL ELECTRIC COOPERATIVE, INC.

                    VIRGIL E. PETERSON
                    EXECUTIVE VICE PRESIDENT & GENERAL MANAGER
                    INDIANA MICHIGAN POWER COMPANY(3)

                    W.S. WHITE, JR.
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    RALPH D. DUNLEVY
                    EXECUTIVE VICE PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    RAMON L. HUMKE
                    PRESIDENT AND CHIEF OPERATING OFFICER

                    KENTUCKY POWER COMPANY

                    W.S. WHITE, JR.
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    KENTUCKY UTILITIES COMPANY

                    JOHN T. NEWTON
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    LOUISVILLE GAS AND ELECTRIC COMPANY

                    R.W. HALE
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    MONONGAHELA POWER COMPANY

                    B.H. HAYES
                    PRESIDENT

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    EDMUND A. SCHROER
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    OHIO EDISON COMPANY

                    JUSTIN T. ROGERS, JR.
                    PRESIDENT

                    OHIO POWER COMPANY

                    W.S. WHITE, JR.
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    OHIO VALLEY ELECTRIC CORPORATION

                    RALPH D. DUNLEVY
                    EXECUTIVE VICE PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    JUSTIN T. ROGERS, JR.
                    CHAIRMAN

                    THE POTOMAC EDISON COMPANY

                    A.J. NOIA
                    EXECUTIVE VICE PRESIDENT

                    PSI ENERGY, INC.(4)

                    DARRELL V. MENSCER
                    PRESIDENT & CHIEF OPERATING OFFICER

                    SOUTHERN INDIANA GAS AND ELECTRIC
                    COMPANY

                    R.G. REHERMAN
                    PRESIDENT & CHIEF OPERATING OFFICER

                    THE TOLEDO EDISON COMPANY

                    E.H. MAUGANS
                    VICE PRESIDENT

                    WEST PENN POWER COMPANY

                    R.S. LASHLEY
                    PRESIDENT

(1)  Formerly known as Columbus & Southern Ohio Electric Company
(2)  Formerly known as East Kentucky Rural Electric Cooperative
     Corporation
(3)  Formerly known as Indiana & Michigan Electric Company
(4)  Formerly known as Public Service Company of Indiana, Inc.

         SUPPLEMENTAL AGREEMENT FOR ASSOCIATE MEMBERSHIP

SUPPLEMENTAL AGREEMENT, dated November 12, 1992 among the undersigned electric utility companies, supplementing the East Central Area
Reliability Coordination Agreement, dated August 1, 1967 (the "ECAR Agreement") and superseding Supplemental Agreement dated April 7, 1970 (the "ECAR Liaison Supplemental Agreement"),

                           WITNESSETH:

0.01 The Parties hereto desire to establish an ECAR Associate Membership in the geographic area covered by the ECAR Agreement for the small electric utilities which subscribe to the reliability principles of ECAR. The purpose is further to augment reliability of the bulk power supply in the ECAR Area through greater participation of the small electric utilities in the area. Associate membership participation is intended to be complementary to the full membership utilities which bear responsibility for bulk power reliability through compliance with the reliability principles and responsibilities set forth in the ECAR Documents and Guides.

0.02 This Supplemental Agreement is intended to implement the actions taken by the Executive Board on August 13, 1992 regarding ECAR membership requirements. The record of those actions is attached hereto as Exhibit 1.

                            ARTICLE I

                      Associate Membership

1.01 Associate Membership is open to any electric utility (investor-owned, municipal, cooperative) or joint action agency within the ECAR area which is interconnected directly to one or more ECAR Members and subscribes to the reliability principles of ECAR.

1.02 Each Associate Member may have non-voting representation at meetings of the Executive Board, Coordination Review Committee and Advisory Panel Liaison meetings. Each Associate Member by written notice to the Executive Board shall designate, and may change at any time, its representatives for the meetings of each of these groups -- one representative for each group.

1.03 The expenses of each representative shall be borne by the Associate Member represented. An annual assessment shall be as determined by the Executive Board and be due on January 1 for the coming year.

1.04 To enable the ECAR Coordination Review Committee to carry out its duties, Associate Members shall furnish said Committee such studies and data as it shall reasonably request, including but not limited to the studies and data itemized in the ECAR Agreement under Section 3.05. Except as otherwise authorized by the Executive Board, such studies and data shall be used solely for the purpose of carrying out the terms of the ECAR Agreement.

1.05 Load flow base case data and equivalents are available to Associate Members at cost. All recipients of this data will use it for their own studies and hold it confidential. All ECAR reports and maps are available to Associate Members and included as part of the annual Associate Member assessment established by Section 1.03 of this Supplemental Agreement.

                            ARTICLE 2

                Associate Membership Application

2.10 An electric utility or joint action agency will be recognized as an Associate Member upon submitting to the Executive Board a duly executed application, the form of which is to be determined by the Board. This application shall record the subscription of the applicant to the reliability principles of ECAR and its commitment to the duties and responsibilities of an Associate Member of ECAR as included in this Supplemental Agreement.

                            ARTICLE 3

                           Definitions

3.01 As defined by the Federal Energy Regulatory Commission, an
"electric utility" means a corporation, person, agency, authority, or other legal entity or instrumentality that owns and/or operates facilities within the United States for the generation, transmission, distribution, or sale of electric energy primarily for use by the public.

3.02 A joint action agency is defined here as an organization of municipal members or electric cooperative members that operates and acts on an everyday basis on behalf of its members.

IN WITNESS WHEREOF, the Parties hereto have caused this Supplemental Agreement to be duly executed.

                    APPALACHIAN POWER COMPANY

                    R.E. DISBROW
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    BIG RIVERS ELECTRIC CORPORATION

                    PAUL A. SCHMITZ
                    GENERAL MANAGER

                    THE CINCINNATI GAS & ELECTRIC COMPANY

                    JACKSON H. RANDOLPH
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    E.H. MAUGANS
                    VICE PRESIDENT

                    COLUMBUS SOUTHERN POWER COMPANY

                    R.E. DISBROW
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    CONSUMERS POWER COMPANY

                    D.V. VOIGT
                    VICE PRESIDENT

                    THE DAYTON POWER & LIGHT COMPANY

                    ALLEN M. HILL
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE DETROIT EDISON COMPANY

                    FRANK E. AGOSTI
                    SENIOR VICE PRESIDENT

                    DUQUESNE LIGHT COMPANY

                    G.R. BRANDENBERGER
                    VICE PRESIDENT

                    EAST KENTUCKY POWER COOPERATIVE, INC.

                    DONALD R. NORRIS
                    PRESIDENT & GENERAL MANAGER

                    HOOSIER ENERGY RURAL ELECTRIC COOPERATIVE, INC.

                    VIRGIL E. PETERSON
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    INDIANA MICHIGAN POWER COMPANY

                    R.E. DISBROW
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    D.L. HART
                    VICE PRESIDENT

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    R.L. HUMKE
                    PRESIDENT & CHIEF OPERATING OFFICER

                    KENTUCKY POWER COMPANY

                    R.E. DISBROW
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    KENTUCKY UTILITIES COMPANY

                    JOHN T. NEWTON
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    LOUISVILLE GAS & ELECTRIC COMPANY

                    W.M. HIGGINS, III
                    PRESIDENT & CHIEF OPERATING OFFICER

                    MONONGAHELA POWER COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    EDMUND A. SCHROER
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    OHIO EDISON COMPANY

                    W.R. HOLLAND
                    PRESIDENT & CHIEF OPERATING OFFICER

                    OHIO POWER COMPANY

                    R.E. DISBROW
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    OHIO VALLEY ELECTRIC CORPORATION

                    D.L. HART
                    VICE PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    J.T. ROGERS, JR.
                    CHAIRMAN

                    THE POTOMAC EDISON COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    PSI ENERGY, INC.

                    LARRY E. THOMAS
                    SENIOR VICE PRESIDENT & OPERATIONS OFFICER

                    SOUTHERN INDIANA GAS & ELECTRIC
                    COMPANY

                    R.G. REHERMAN
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE TOLEDO EDISON COMPANY

                    E.H. MAUGANS
                    VICE PRESIDENT

                    WEST PENN POWER COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                                             EXHIBIT 1

                  ECAR MEMBERSHIP REQUIREMENTS

          ECAR Executive Board Approved August 13, 1992
       Revised and Approved May 5, 1994, May 4, 1995 and
                        February 8, 1996

                    Principles of Membership

- Any level of participation in ECAR must be predicated on a dedication to the reliability principles on which ECAR is based.

- The principles of reliability set forth in ECAR Documents and Guides and the NERC Criteria must not be compromised.

- Participation in ECAR shall be open to all electric utilities and joint action agencies within the ECAR Region, all non-utility suppliers active within the ECAR Region, and all full members of other NERC Reliability Councils that want to participate in ECAR activities provided that reciprocal membership opportunities are available to ECAR Full Members in such other Reliability Councils.

- Participation needs to be on an individual electric utility(1) (investor-owned, municipal, cooperative) or joint action agency(2) basis, or as an individual non-utility supplier(3).

                         Full Membership

Full voting membership is open to any electric utility (investor-owned, municipal, cooperative) or joint action agency within the ECAR Region that:

     1.   Has an effect on reliability;

     2. Subscribes to and demonstrates compliance with the reliability principles and responsibilities set forth in the ECAR Documents and Guides and NERC Criteria;

     3.   Is electrically connected to an ECAR system or systems; and

     4.   Owns and operates generation and transmission.

After allowing for the financial contributions of Associate Members (all categories), the allocation of remaining ECAR expenses shall be borne by the Full Members as follows: 50% in proportion to their kW peak demands and 50% in equal shares.

                      Associate Membership

Associate Membership is available by category to accommodate the participation of smaller electric utility systems within the ECAR Region, non-utility suppliers active within the ECAR Region, and full members of other NERC Reliability Councils that want to participate in ECAR activities provided that reciprocal membership opportunities are available to ECAR full members in such other Reliability Councils. The purpose of Associate Membership in ECAR is to augment reliability of the bulk power supply in the ECAR Region through greater participation of the aforementioned entities. Associate Membership participation is intended to be complementary to the Full Membership utilities which bear responsibility for bulk power reliability through compliance with the reliability principles and responsibilities set forth in the ECAR Documents and Guides and NERC Criteria.

The following is a summary of the rights, privileges, and responsibilities of an Associate Member by category:

                           Category A

1. Associate Membership Category A is open to any electric utility(1) (investor-owned, municipal, cooperative) or joint action agency(2) within the ECAR Region, if it subscribes to the reliability principles of ECAR.

2. Each such Associate Member may have non-voting representation at the following ECAR meetings:

     -    Executive Board
     -    Coordination Review Committee
     -    Advisory Panel Liaison

     Each such Associate Member by written notice to the Executive Board shall designate, and may change at any time, its representatives for the meetings of each of these groups -- one representative for each group.

     Transportation and living expenses shall be borne by the organization represented.

3. Annual dues assessment is 0.15% of the ECAR budget and is due on January 1 for the coming year.

4.   Data reporting responsibilities to include, but not be limited to:

     - Load, capacity resources and transmission data for inclusion in the annual ECAR Coordinated Bulk Power Supply Program Report and for use in the margin analysis of all ECAR-wide assessments (seasonal, long-term, and interim reports). Data collected twice annually.

     - After-the-fact operating data for the seasonal and monthly peak days, determined by the aggregate demand data for the Full Members.

     -    Future transmission plans.

     - Input data necessary to develop base cases for studies, if reporting is not already coordinated through another ECAR Member.

     -    Uniform Generator Ratings -- in conformance with ECAR
          Document No. 4, Criteria and Method for the Uniform Rating of Generating Equipment.

     - Hourly Load Data (reported annually) in NERC format for use in reports to the federal government and in calculating load duration curves used in the ECAR probability studies.

     -    Appropriate operating data for relay coordination, etc.

5.   Report and data availability:

     - All ECAR and NERC reports, maps and power flow base case data and equivalents are available at no charge.

                           Category B

1. Associate Membership Category B is open to any non-utility supplier(1) that generates or purchases electric energy for sale for resale within the ECAR Region, if it subscribes to the reliability principles of ECAR and meets the following:

     a. Owns and operates, or has under construction a generation facility, or has entered into a contract with a transmission owning or transmission dependent utility within the geographic area as covered by the ECAR Agreement for transmission services or for sale for resale or purchase of power.

     b. Is electrically connected to or is selling for resale to or purchasing power from an entity that is electrically connected to an ECAR system or systems or plans to be within a specific timeframe.

     c. Demonstrates compliance with the reliability principles and responsibilities set forth in ECAR Documents and Guides and NERC Criteria that are applicable for such installations.

2. Each Associate Membership may have non-voting representation at the following ECAR meetings:

     -    Executive Board
     -    Coordination Review Committee
     -    Advisory Panel Liaison

     Each such Associate Member by written notice to the Executive Board shall designate, and may change at any time, its representatives for the meetings of each of these groups -- one representative for each group.

     Transportation and living expenses shall be borne by the organization represented.

3. Annual dues assessment -- $1,000 plus $10 per megawatt of generation up to 200 megawatts and $3 per megawatt thereafter -- shall be due on January 1 for the coming year.

4. Data reporting responsibilities are to include, but not be limited to:

     - Load and capacity resources data for inclusion in the annual ECAR Coordinated Bulk Power Supply Program Report and for use in the margin analysis of all ECAR-wide assessments
          (seasonal, long-term, and interim reports). Data collected twice annually.

     - After-the-fact operating data for the seasonal and monthly peak days, determined by the aggregate demand data for the Full Members.

     - Input data necessary to develop base cases for studies, if reportingt is not already coordinated through another ECAR Member.

     -    Uniform Generator Ratings -- in conformance with ECAR
          Document No. 4, Criteria and Method for the Uniform Rating of Generating Equipment.

5.   Report and data availability:

     All ECAR and NERC reports, maps and power flow base case data and equivalents are available to such Associate Member at no charge.

                           Category C

1. Associate Membership Category C is open to any electric utility(1) (investor-owned, municipal, cooperative) or joint action agency(2) which is a full member of another NERC Reliability Council, if it subscribes to the reliability principles of ECAR, and provided that reciprocal membership opportunities are available to ECAR full members in such other Reliability Councils.

2. Each such Associate Member may have non-voting representation at the following ECAR meetings:

     -    Executive Board
     -    Coordination Review Committee
     -    Advisory Panel Liaison

     Each such Associate Member by written notice to the Executive Board shall designate, and may change at any time, its representatives for the meetings of each of these groups -- one representative for each group.

     Transportation and living expenses shall be borne by the organization represented.

3. Annual dues assessment is 0.15% of the ECAR budget and is due on January 1 for the coming year.

4. Data reporting responsibilities are to include, but not be limited to:

     - Interconnection transactions with ECAR members for inclusion in the annual ECAR Coordinated Bulk Power Supply Report and for use in the margin analysis of all ECAR-wide assessments (seasonal, long-term, and interim reports). Data collected twice annually.

5.   Report and Data Availability:

     All ECAR and NERC reports, maps, and power flow base case data and equivalents are available to such Associate Member at no charge.


(1) As defined by Federal Energy Regulatory Commission, an "electric utility" means a corporation, person, agency, authority, or other legal entity or instrumentality that owns and/or operates facilities within the United States for the generation, transmission, distribution, or sale of electric energy primarily for use by the public. Any Canadian entity that is considered an "electric utility" as defined by Canadian regulatory authority is also eligible for Category C Associate Membership.

(2) A joint action agency is defined here as an organization of municipal members or electric cooperative members that operates and acts on an everyday basis on behalf of its members.

(3) A non-utility supplier is defined here as any non-utility entity generating electric energy for sale for resale or power marketer with a rate filing accepted at the Federal Energy Regulatory
     Commission.

SUPPLEMENTAL AGREEMENT, dated September 1, 1993 among the undersigned electric utility companies supplementing the East Central Area
Reliability Coordination Agreement, dated August 1, 1967, as previously supplemented (the "ECAR Agreement").

                           WITNESSETH

     0.01 The systems of the current parties to the ECAR Agreement and the municipal systems of INDIANA MUNICIPAL POWER AGENCY ("IMPA") are interconnected directly or indirectly and operate in synchronism pursuant to separate agreements among two or more of such current parties. The generating capacity and transmission facilities operated by IMPA have an effect on reliability. In recognition of this, the parties hereto desire that IMPA become a party to the ECAR Agreement as soon as possible.

                            ARTICLE I

     1.01 IMPA shall become a party to the ECAR Agreement on September 1, 1993 and the provisions of the ECAR Agreement shall thereafter inure to the benefit of and be binding upon IMPA.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed.


                    APPALACHIAN POWER COMPANY

                    E.L. DRAPER, JR.
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    BIG RIVERS ELECTRIC CORPORATION

                    PAUL A. SCHMITZ
                    GENERAL MANAGER

                    THE CINCINNATI GAS & ELECTRIC
                         COMPANY

                    JACKSON H. RANDOLPH
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    ROBERT J. FARLING
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    COLUMBUS & SOUTHERN POWER COMPANY

                    E.L. DRAPER, JR.
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    CONSUMERS POWER COMPANY

                    D.V. VOIGT
                    VICE PRESIDENT

                    THE DAYTON POWER & LIGHT COMPANY

                    ALLEN M. HILL
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE DETROIT EDISON COMPANY

                    FRANK E. AGOSTI
                    SENIOR VICE PRESIDENT

                    DUQUESNE LIGHT COMPANY

                    G.R. BRANDENBERGER
                    VICE PRESIDENT

                    EAST KENTUCKY POWER COOPERATIVE, INC.

                    DONALD R. NORRIS
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    HOOSIER ENERGY RURAL ELECTRIC COOPERATIVE, INC.

                    VIRGIL E. PETERSON
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    INDIANA MICHIGAN POWER COMPANY

                    E.L. DRAPER, JR.
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    INDIANA-KENTUCKY ELECTRIC CORPORATION

                    D.L. HART
                    VICE PRESIDENT

                    INDIANA MUNICIPAL POWER AGENCY

                    RAJ G. RAO
                    GENERAL MANAGER

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    R.L. HUMKE
                    PRESIDENT & CHIEF OPERATING OFFICER

                    KENTUCKY POWER COMPANY

                    E.L. DRAPER, JR.
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    KENTUCKY UTILITIES COMPANY

                    JOHN T. NEWTON
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    LOUISVILLE GAS & ELECTRIC COMPANY

                    W. M. HIGGINS III
                    PRESIDENT & CHIEF OPERATING OFFICER

                    MONONGAHELA POWER COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY

                    GARY S. NEALE
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    OHIO EDISON COMPANY

                    W.R. HOLLAND
                    PRESIDENT & CHIEF EXECUTIVE OFFICER

                    OHIO POWER COMPANY

                    E.L. DRAPER, JR.
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    OHIO VALLEY ELECTRIC CORPORATION

                    D.L. HART
                    VICE PRESIDENT

                    PENNSYLVANIA POWER COMPANY

                    W.R. HOLLAND
                    CHAIRMAN

                    THE POTOMAC EDISON COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER

                    PSI ENERGY, INC.

                    LARRY E. THOMAS
                    SENIOR VICE PRESIDENT & OPERATIONS OFFICER

                    SOUTHERN INDIANA GAS & ELECTRIC
                         COMPANY

                    R.G. REHERMAN
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    THE TOLEDO EDISON COMPANY

                    ROBERT J. FARLING
                    CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

                    WEST PENN POWER COMPANY

                    KLAUS BERGMAN
                    CHAIRMAN & CHIEF EXECUTIVE OFFICER